UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN

PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant ☑                             Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☑	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

MANNKIND CORPORATION

(Name of Registrant as Specified in its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount previously paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

MANNKIND CORPORATION

28903 North Avenue Paine

Valencia, CA 91355

(661) 775-5300

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

To Be Held On Thursday, December 20, 2012

Dear Stockholder:

You are cordially invited to attend a Special Meeting of Stockholders of MannKind Corporation, a Delaware corporation. The meeting will be held on Thursday, December 20, 2012 at 10:00 a.m. local time at MannKind Corporation, 28903 North Avenue Paine, Valencia, California for the following purposes:

1. To approve an amendment to MannKind Corporation’s Amended and Restated Certificate of Incorporation to increase the authorized number of shares of common stock from 350,000,000 shares to 550,000,000 shares; and

2. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

These items of business are more fully described in the proxy statement accompanying this notice.

The record date for the Special Meeting is November 7, 2012. Only stockholders of record at the close of business on that date may vote at the meeting or any adjournment thereof.

By Order of the Board of Directors

David Thomson

Vice President, Corporate Vice President,

General Counsel and Secretary

Valencia, California

November 16, 2012

You are cordially invited to attend the meeting in person. Whether or not you expect to attend the meeting, please vote by proxy pursuant to the instructions set forth herein as promptly as possible in order to ensure your representation at the meeting. Even if you have voted by proxy, you may still vote in person if you attend the meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must obtain a proxy issued in your name from that record holder.

MANNKIND CORPORATION

28903 North Avenue Paine

Valencia, California 91355

PROXY STATEMENT

FOR A SPECIAL MEETING OF STOCKHOLDERS

To be held on December 20, 2012

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING

Why did I receive these proxy materials?

We have sent you this proxy statement and the enclosed proxy card because the Board of Directors (sometimes referred to as the “Board”) of MannKind Corporation (sometimes referred to as the “Company,” “MannKind,” “we” or “us”) is soliciting your proxy to vote at a Special Meeting of Stockholders (the “Special Meeting”), including any adjournments or postponements of the Special Meeting. Pursuant to rules adopted by the Securities and Exchange Commission (the “SEC”), we are also providing access to our proxy materials over the internet, which can be accessed at www.proxypush.com/mnkd.

We intend to mail these proxy materials on or about November 16, 2012 to all stockholders of record entitled to vote at the Special Meeting.

Who can vote at the Special Meeting?

Only stockholders of record at the close of business on November 7, 2012 (the “record date”) will be entitled to vote at the Special Meeting. On the record date, there were 245,777,430 shares of common stock outstanding and entitled to vote.

Stockholder of Record: Shares Registered in Your Name

If on the record date your shares were registered directly in your name with MannKind’s transfer agent, Computershare Shareowner Services LLC, then you are a stockholder of record. As a stockholder of record, you may vote in person at the meeting or vote by proxy. Whether or not you plan to attend the Special Meeting, we urge you to vote by proxy pursuant to the instructions set forth below to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If on the record date your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Special Meeting. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Special Meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the Special Meeting unless you request and obtain a valid proxy from your broker or other agent.

What am I voting on?

Management is presenting one proposal for stockholder vote.

Amendment of MannKind’s Amended and Restated Certificate of Incorporation to Increase the Number of Authorized Shares of Common Stock.

The proposal to be voted on is to approve an amendment to MannKind’s Amended and Restated Certificate of Incorporation to increase the authorized number of shares of our common stock from 350,000,000 shares to 550,000,000 shares. You may find information about this proposal beginning on page 5 of this proxy statement.

You may vote “For” the proposal, vote “Against” the proposal or “Abstain” from voting on the proposal.

The Board of Directors unanimously recommends a vote FOR this proposal.

What if another matter is properly brought before the Special Meeting?

The Board of Directors knows of no other matters that will be presented for consideration at the Special Meeting. If any other matters are properly brought before the Special Meeting, it is the intention of the persons named in the proxy to vote on those matters in accordance with their best judgment.

How do I vote?

The procedures for voting are fairly simple:

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record, you may vote in person at the Special Meeting or vote by proxy using the enclosed proxy card, vote by proxy over the telephone or vote by proxy through the internet. Whether or not you plan to attend the Special Meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the Special Meeting and vote in person if you have already voted by proxy.

•	To vote in person, come to the Special Meeting and we will give you a ballot when you arrive.

•

To vote using the proxy card, simply complete, sign and date the enclosed proxy card and return it promptly in the envelope provided. Your signed proxy card must be received by 5:00 PM U.S. Eastern time on December 19, 2012 to be counted.

•

To vote over the telephone, dial toll-free (866) 437-3716 using a touch-tone phone and follow the recorded instructions. You will be asked to provide the control number from the Notice. Your vote must be received by 5:00 PM U.S. Eastern time on December 19, 2012 to be counted.

•

To vote through the internet, go to http://www.proxypush.com/mnkd to complete an electronic proxy card. You will be asked to provide the control number from the Notice. Your vote must be received by 5:00 PM U.S. Eastern time on December 19, 2012 to be counted.

We provide internet proxy voting to allow you to vote your shares online, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your internet access, such as usage charges from internet access providers and telephone companies.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If you are a beneficial owner of shares registered in the name of your broker, bank, or other agent, you should have received a proxy card and voting instructions with this proxy statement from that organization rather than from MannKind. Simply complete and mail the proxy card as directed by the voting instructions to ensure that your vote is counted. Alternatively, you may be able to vote by telephone or over the Internet as instructed by your broker or bank. To vote in person at the Special Meeting, you must obtain a valid proxy from your broker, bank, or other agent. Follow the instructions from your broker or bank included with our proxy materials, or contact your broker or bank to request a proxy form.

How many votes do I have?

On each matter to be voted upon, you have one vote for each share of common stock you owned as of the record date.

What if I return a proxy card or otherwise vote by proxy but do not make specific choices?

If you voted by proxy without marking any voting selections, your shares will be voted “For” the amendment of the Company’s Amended and Restated Certificate of Incorporation to increase the number of authorized shares of common stock.

Who is paying for this proxy solicitation?

We will pay for the entire cost of soliciting proxies. In addition to these proxy materials, our directors and employees may also solicit proxies in person, by telephone, or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We will also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

In addition, we have retained Morrow & Co. to assist in the solicitation. We will pay Morrow & Co. approximately $9,500 plus out-of-pocket expenses, for its assistance.

What does it mean if I receive more than one proxy card?

If you receive more than one proxy card, your shares are registered in more than one name or are registered in different accounts. Please follow the voting instructions with respect to each proxy card to ensure that all of your shares are voted.

Can I change my vote after submitting my proxy?

Yes. You can revoke your proxy at any time before the final vote at the Special Meeting. If you are a stockholder of record, you may revoke your proxy in any one of the following ways:

•	You may send a written notice that you are revoking your proxy to MannKind’s Secretary at 28903 North Avenue Paine, Valencia, CA 91355.

•	You may grant another proxy by telephone or through the internet.

•	You may submit another properly completed proxy card with a later date.

•	You may attend the Special Meeting and vote in person. Simply attending the Special Meeting will not, by itself, revoke your proxy.

Your most current proxy, whether submitted by proxy card, telephone or internet, is the one that is counted.

If your shares are held by your broker or bank as a nominee or agent, you should follow the instructions provided by your broker or bank.

How are votes counted?

Votes will be counted by the inspector of election appointed for the meeting, who will separately count “For” and “Against” votes, abstentions and broker non-votes. Abstentions will be counted towards the vote total for each proposal, and will have the same effect as “Against” votes. Broker non-votes will also have the same effect as “Against” votes.

What are “broker non-votes”?

Broker non-votes occur when a beneficial owner of shares held in street name does not give instructions to the broker or nominee holding the shares as to how to vote on matters deemed “non-routine.” Generally, if shares are held in street name (shares are held by your broker as your nominee), the beneficial owner of the shares is entitled to give voting instructions to the broker or nominee holding the shares. If you do not give instructions to your broker, your broker can vote your shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters. Under the rules and interpretations of the New York Stock Exchange (“NYSE”), “non-routine” matters are generally those involving a contest or a matter that may substantially affect the rights or privileges of stockholders. The proposal to amend our certificate of incorporation to increase the number of authorized shares of common stock is a non-routine matter.

How many votes are needed to approve the proposal?

To be approved, the proposal to amend the Company’s Amended and Restated Certificate of Incorporation to increase the authorized number of shares of common stock must receive a “For” vote from the holders of a majority of the Company’s common stock having voting power outstanding on the record date for the Special Meeting. If you “Abstain” from voting, it will have the same effect as an “Against” vote. Broker non-votes will also have the same effect as “Against” votes.

What is the quorum requirement?

A quorum of stockholders is necessary to hold a valid Special Meeting. A quorum will be present if at least a majority of the outstanding shares entitled to vote are represented by stockholders present at the Special Meeting or by proxy. On the record date, there were 245,777,430 shares outstanding and entitled to vote. Thus, 122,888,716 shares must be represented by stockholders present at the Special Meeting or by proxy to have a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the Special Meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, the chairman of the Special Meeting or a majority of the votes present at the Special Meeting may adjourn the meeting to another date.

How can I find out the results of the voting at the Special Meeting?

Preliminary voting results will be announced at the Special Meeting. Final voting results will be published in a current report on Form 8-K that we expect to file no later than December 27, 2012. If final voting results are not available to us in time to file a Form 8-K on or before December 27, 2012, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Form 8-K to publish the final results.

When are stockholder proposals due for next year’s annual meeting?

To be considered for inclusion in MannKind’s proxy material for next year’s annual meeting, your proposal must be submitted in writing by December 7, 2012 to David Thomson, MannKind Corporation, 28903 North Avenue Paine, Valencia, CA 91355. If you wish to submit a proposal that is not to be included in MannKind’s proxy materials or nominate a director, you must do so not later than the close of business on February 16, 2013 nor earlier than the close of business on January 17, 2013. You are also advised to review the Company’s Amended and Restated Bylaws, which contain additional requirements about advance notice of stockholder proposals and director nominations.

PROPOSAL

APPROVAL OF INCREASE IN NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

MannKind’s Board of Directors is requesting stockholder approval of an amendment to the Company’s Amended and Restated Certificate of Incorporation to increase the Company’s authorized number of shares of common stock from 350,000,000 shares to 550,000,000 shares. The form of amendment is attached to this proxy statement as Appendix A.

The additional common stock to be authorized by adoption of the amendment would have rights identical to the currently outstanding common stock of the Company. Adoption of the proposed amendment and issuance of the common stock would not affect the rights of the holders of currently outstanding common stock of the Company, except for effects incidental to increasing the number of shares of the Company’s common stock outstanding, such as dilution of the earnings per share and voting rights of current holders of common stock. If the amendment is adopted, it will become effective upon filing of a Certificate of Amendment of the Company’s Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware.

In addition to the 245,777,130 shares of common stock outstanding on October 31, 2012, the Board has reserved all of the remaining authorized and unissued shares of the Company for issuances under our equity incentive plans, upon the conversion of our outstanding 3.75% senior convertible notes due 2013 and 5.75% senior convertible notes due 2015, upon exercise of outstanding warrants and in connection with the potential settlement of certain ongoing securities litigation cases to which the Company is a party.

In October 2012, the Company entered into a Common Stock and Warrant Purchase Agreement with The Mann Group LLC, an entity controlled by our chief executive officer and principal stockholder, Alfred E. Mann. Pursuant to the agreement, the Company is required to issue and sell, and The Mann Group is obligated to purchase, 40,000,000 shares of the Company’s common stock and warrants to purchase an aggregate of 30,000,000 shares of the Company’s common stock, subject to the Company’s receipt of stockholder approval to increase the authorized number of shares of its common stock, as necessary for these issuances. The warrants will be exercisable at a price of $2.60 per share and will expire 53 weeks from the date of issuance. The price of the shares to be sold to The Mann Group under this agreement will be $2.59 per share (the consolidated closing bid price of the Company’s common stock on October 17, 2012 as reported on The NASDAQ Global Market) and the price of the warrants to be sold to The Mann Group under this agreement will be $0.125 per underlying share of common stock. The aggregate purchase price for the shares of common stock and warrants the Company will issue and sell to The Mann Group will be approximately $107.4 million and will be paid for by cancelling indebtedness under the Amended and Restated Promissory Note issued to The Mann Group as amended and restated on October 18, 2012 pursuant to an existing $350 million revolving loan arrangement. Pursuant to the terms of the revolving loan arrangement, the principal indebtedness cancelled in connection with the closing will become available for reborrowing by the Company. The closing is expected to occur following receipt of stockholder approval of the proposal.

The Board of Directors currently has no other plans to issue the additional shares of common stock. The Board desires to have the shares available to provide additional flexibility to use its capital stock for business and financial purposes in the future. The additional shares may be used for various purposes without further stockholder approval. These purposes may include: raising capital; providing equity incentives to employees, officers and directors; establishing strategic relationships with other companies; expanding the Company’s business or product lines through the acquisition of other businesses or products; and other purposes.

If our stockholders do not approve the proposal, we will not be able to complete the closing under the Common Stock and Warrant Purchase Agreement with The Mann Group. If we do not complete the closing, the approximately $107.4 million of principal indebtedness to be cancelled under the Company’s revolving loan arrangement with The Mann Group would remain outstanding, and would continue to accrue interest under the arrangement and would not become available for reborrowing by the Company. In addition, if our stockholders do not approve the proposal, the Company may not be able to access the capital markets, complete acquisition transactions, corporate collaborations or partnerships or attract, retain and motivate employees or pursue other business opportunities integral to its growth and success.

The additional shares of common stock that would become available for issuance if the proposal is adopted could also be used by the Company to oppose a hostile takeover attempt or to delay or prevent changes in control or management of the Company. For example, without further stockholder approval, the Board could strategically sell shares of common stock in a private transaction to purchasers who would oppose a takeover or favor the current Board. Although this proposal to increase the authorized common stock has been prompted by business and financial considerations and not by the threat of any hostile takeover attempt (nor is the Board currently aware of any such attempts directed at the Company), stockholders should be aware that approval of the proposal could facilitate future efforts by the Company to deter or prevent changes in control of the Company, including transactions in which the stockholders might otherwise receive a premium for their shares over then current market prices.

The affirmative vote of the holders of a majority of the outstanding shares of our common stock will be required to approve this amendment to the Company’s Amended and Restated Certificate of Incorporation. As a result, abstentions and broker non-votes will have the same effect as negative votes.

THE BOARD OF DIRECTORS RECOMMENDS

A VOTE IN FAVOR OF THE PROPOSAL

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the ownership of the Company’s common stock as of October 31, 2012 by: (i) each director; (ii) each named executive officer; and (iii) all executive officers and directors of the Company as a group. As of the date of this proxy statement, the Company was not aware of any beneficial owner of more than five percent of its common stock other than Mr. Mann and The Mann Group LLC, an entity controlled by Mr. Mann. The table is based upon information supplied by our executive officers and directors and a review of Schedules 13D and 13G filed with the SEC. Unless otherwise indicated in the footnotes to the table and subject to community property laws where applicable, we believe that each of the stockholders named in the table has sole voting and investment power with respect to the shares indicated as beneficially owned.

Applicable percentages are based on 249,571,614 shares outstanding on October 31, 2012, adjusted as required by rules promulgated by the SEC. These rules generally attribute beneficial ownership of securities to persons who possess sole or shared voting power or investment power with respect to those securities. In addition, the rules include shares of common stock issuable pursuant to the exercise of stock options or warrants that are either immediately exercisable or exercisable on or before December 30, 2012, which is 60 days after October 31, 2012. These shares are deemed to be outstanding and beneficially owned by the person holding those options or warrants for the purpose of computing the percentage ownership of that person, but they are not treated as outstanding for the purpose of computing the percentage ownership of any other person. Certain of the options in this table are exercisable at any time but, if exercised, are subject to a lapsing right of repurchase until the options are fully vested. The address for each person or entity listed in the table is c/o MannKind Corporation, 28903 North Avenue Paine, Valencia, CA 91355.

	Beneficial Ownership
Identity of Owner or Group	Number of Shares	Percent of Total
Alfred E. Mann(1)(2)(3)	83,940,872	33.6%
Hakan S. Edstrom(2)	1,336,902	*
Juergen A. Martens(2)	383,256	*
Matthew J. Pfeffer(2)	297,297	*
David Thomson(2)	282,355	*
Abraham E. Cohen(2)	114,359	*
Ronald Consiglio(2)	137,276	*
Michael Friedman(2)	137,276	*
Kent Kresa(2)	178,276	*
David H. MacCallum(2)	131,442	*
Henry L. Nordhoff(2)	119,776	*
All current executive officers and directors as a group (12 persons)(1)(2)(4)	87,402,351	35.0%

*	Less than one percent.
(1)	Includes (i) 41,058,060 shares held by the Alfred E. Mann Living Trust; (ii) 10,968 shares held by Mannco LLC, (iii) 4,025,979 shares held by Biomed Partners, LLC, (iv) 2,406,027 shares held by Biomed Partners II, LLC, and (v) 34,750,000 shares held by The Mann Group LLC (also see footnote (3) below). The Alfred E. Mann Living Trust and MiniMed Infusion, Inc. are each 0.1% managing members of each of Biomed Partners, LLC and Biomed Partners II, LLC. Alfred Mann has voting and dispositive power over the shares owned by each of these entities.
(2)	Includes shares which certain executive officers and directors of the Company have the right to acquire within 60 days after the date of this table pursuant to outstanding options and restricted stock units, as follows: Alfred E. Mann, 1,127,245 shares; Hakan S. Edstrom, 919,028 shares; Juergen A. Martens, 294,280 shares; Matthew J. Pfeffer, 249,147 shares; David Thomson, 261,814 shares; Abraham E. Cohen, 87,276 shares; Ronald Consiglio, 127,276 shares; Michael Friedman, 127,276 shares; Kent Kresa, 114,776 shares; David H. MacCallum, 114,776 shares; and Henry L. Nordhoff, 109,776 shares.
(3)	Does not include the 40,000,000 shares of common stock expected to be issued under the Common Stock and Warrant Purchase Agreement with The Mann Group LLC dated October 18, 2012, or the 30,000,000 shares of common stock issuable upon exercise of the warrants expected to be issued under such agreement.
(4)	Includes shares described in note (1) above.

HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for our proxy materials with respect to two or more stockholders sharing the same address by delivering a single set of proxy materials addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

A number of brokers with account holders who are MannKind stockholders will be “householding” our proxy materials. A single set of proxy materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement and annual report, please notify your broker, direct your written request to MannKind Corporation, Investor Relations, 28903 North Avenue Paine, Valencia, CA 91355 or contact David Thomson at (661) 775-5300. Stockholders who currently receive multiple copies of proxy materials at their address and would like to request “householding” of their communications should contact their broker.

ANNUAL REPORT

A copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2011, filed with the SEC on March 15, 2012, is available without charge upon written request to: MannKind Corporation, Investor Relations, 28903 North Avenue Paine, Valencia, CA 91355.

OTHER MATTERS

The Board of Directors knows of no other matters that will be presented for consideration at the Special Meeting. If any other matters are properly brought before the Special Meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

By Order of the Board of Directors

David Thomson

Vice President, Corporate Vice President,

General Counsel and Secretary

Valencia, California 91355

November 16, 2012

Appendix A

CERTIFICATE OF AMENDMENT OF

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF

MANNKIND CORPORATION

MANNKIND CORPORATION, a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “Corporation”), does hereby certify:

FIRST: The original name of the Corporation was Pharmaceutical Discovery Corporation. The date on which the Corporation’s original Certificate of Incorporation was filed with the Secretary of State of the State of Delaware is February 14, 1991.

SECOND: This Certificate of Amendment amends certain provisions of the Amended and Restated Certificate of Incorporation of the Corporation, as amended (the “Restated Certificate”), and has been duly adopted by the Board of Directors of the Corporation acting in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware, and further adopted in accordance with the provisions of Sections 211 and 242 of the General Corporation Law of the State of Delaware by the stockholders of the Corporation and shall become effective upon filing with the Secretary of State of the State of Delaware.

THIRD: Paragraph A of Article IV of the Restated Certificate is hereby amended and restated to read in its entirety as follows:

“A. This Corporation is authorized to issue two classes of stock to be designated, respectively, “Common Stock” and “Preferred Stock.” The total number of shares which the Corporation is authorized to issue is five hundred sixty million (560,000,000) shares. Five hundred fifty million (550,000,000) shares shall be Common Stock, each having a par value of one cent ($.01). Ten million (10,000,000) shares shall be Preferred Stock, each having a par value of one cent ($.01).”

IN WITNESS WHEREOF, MannKind Corporation has caused this Certificate of Amendment to be signed by its Corporate Vice President, General Counsel and Secretary on                     , 2012.

MANNKIND CORPORATION

By:
David Thomson
Corporate Vice President, General Counsel and Secretary

SPECIAL MEETING OF STOCKHOLDERS OF MANNKIND CORPORATION

Date:	December 20, 2012
Time:	10:00 A.M. (Pacific Time)
Place:	MannKind Corporation, 28903 North Avenue Paine, Valencia, California 91355

Please make your marks like this:     ☒    Use dark black pencil or pen only

Board of Directors Recommends a Vote FOR the proposal.

	For	Against	Abstain
To approve an amendment to MannKind Corporation’s Amended and Restated Certificate of Incorporation to increase the authorized number of shares of common stock from 350,000,000 shares to 550,000,000 shares.	☐	☐	☐

Authorized Signatures - This section must be completed for your Instructions to be executed.

Please Sign Here	Please Date Above

Please Sign Here	Please Date Above

Please sign exactly as your name(s) appears on your stock certificate. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the proxy.

Special Meeting of MannKind Corporation

to be held on Thursday, December 20, 2012

for Holders as of November 7, 2012

This proxy is being solicited on behalf of the Board of Directors

VOTED BY:

INTERNET	TELEPHONE
Go To	Call 866-437-3716

www.proxypush.com/mnkd
• Cast your vote online. • View Meeting Documents.	OR	• Use any touch-tone telephone. • Have your Proxy Card/Voting Instruction Form ready. • Follow the simple recorded instructions.

    MAIL

OR	•Mark, sign and date your Proxy Card/Voting Instruction Form. •Detach your Proxy Card/Voting Instruction Form. •Return your Proxy Card/Voting Instruction Form in the postage-paid envelope provided.

The undersigned hereby appoints David Thomson, Ken Korioth and Rose Alinaya, and each of them, with power to act without the other and with power of substitution, as proxies and attorneys-in-fact and hereby authorizes them to represent and vote, as provided on the other side, all the shares of MannKind Corporation Common Stock which the undersigned is entitled to vote, and, in their discretion, to vote upon such other business as may properly come before the Special Meeting of Stockholders of MannKind Corporation to be held December 20, 2012 or at any adjournment or postponement thereof, with all powers which the undersigned would possess if present at the Meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

All votes must be received by 5:00 P.M., Eastern Time, December 19, 2012.

PROXY TABULATOR FOR MANNKIND CORPORATION c/o MEDIANT COMMUNICATIONS P.O. BOX 8016 CARY, NC 27512-9903

EVENT #

CLIENT #

OFFICE #

Proxy — MannKind Corporation

Special Meeting of Stockholders

December 20, 2012, 10:00 a.m. (Pacific Time)

This Proxy is Solicited on Behalf of the Board of Directors

The undersigned hereby appoints David Thomson, Ken Korioth and Rose Alinaya, and each of them, with power to act without the other and with power of substitution, as proxies and attorneys-in-fact and hereby authorizes them to represent and vote, as provided on the other side, all the shares of MannKind Corporation Common Stock which the undersigned is entitled to vote, and, in their discretion, to vote upon such other business as may properly come before the Special Meeting of Stockholders of MannKind Corporation to be held December 20, 2012 or at any adjournment or postponement thereof, with all powers which the undersigned would possess if present at the Meeting.

The purpose of the Special Meeting is to take action on the following:

To approve an amendment to MannKind Corporation’s Amended and Restated Certificate of Incorporation to increase the authorized number of shares of common stock from 350,000,000 shares to 550,000,000 shares.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

To attend the meeting and vote your shares         ☐

in person, please mark this box.